Aetna Variable Fund (75974HR)                                      75974HR.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:       982.50
                                                        Redeemable Value
                      --------------------------------------------------------
                                VARACE-2
                        Nom.  0.00 M.F. (0.000%)
 # of Years           ---------------------------
Ending 12-96    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        0.0%     1207.55   20.76%   20.76%
      3        0.0%     1542.31   15.54%   15.54%
      5        0.0%     1713.34   11.37%   11.37%
     10        0.0%     3279.31   12.61%   12.61%

                             Accumulation Unit Values
            ------------------------------------------------------------
                  VARACE-2
                 VARACE-2.UV
12-99-86          50.767505
12-99-91          97.168391
12-99-93         107.943061
12-99-95         137.867594
12-99-96         169.447517

(Day = 99 means end-of-month.)

Aetna Income Shares (75974HR: ACES)                                75974HR.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:       982.50
                                                        Redeemable Value
                      --------------------------------------------------------
                                AISACE-2
                        Nom.  0.00 M.F. (0.000%)
 # of Years           ---------------------------
Ending 12-96    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        0.0%     1005.07    0.51%    0.51%
      3        0.0%     1114.11    3.67%    3.67%
      5        0.0%     1280.68    5.07%    5.07%
     10        0.0%     2021.75    7.29%    7.29%

                             Accumulation Unit Values
            ------------------------------------------------------------
                  AISACE-2
                 AISACE-2.UV
12-99-86          23.322246
12-99-91          36.817918
12-99-93          42.322560
12-99-95          46.913791
12-99-96          47.991699

(Day = 99 means end-of-month.)

Aetna Encore Fund (75974HR: ACES)                                  75974HR.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:       982.50
                                                        Redeemable Value
                      --------------------------------------------------------
                                ENCACE-2
                        Nom.  0.00 M.F. (0.000%)
 # of Years           ---------------------------
Ending 12-96    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        0.0%     1022.32    2.23%    2.23%
      3        0.0%     1100.06    3.23%    3.23%
      5        0.0%     1148.11    2.80%    2.80%
     10        0.0%     1565.28    4.58%    4.58%

                             Accumulation Unit Values
            ------------------------------------------------------------
                  ENCACE-2
                 ENCACE-2.UV
12-99-86          24.811045
12-99-91          33.826086
12-99-93          35.303868
12-99-95          37.988302
12-99-96          39.527962

(Day = 99 means end-of-month.)

AIAF (75974HR: ACES)                                               75974HR.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:       982.50
                                                        Redeemable Value
                      --------------------------------------------------------
                                AIFACE-2
                        Nom.  0.00 M.F. (0.000%)
 # of Years           ---------------------------
Ending 12-96    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        0.0%     1117.42   11.74%   11.74%
      3        0.0%     1380.26   11.34%   11.34%
      5        0.0%     1574.45    9.50%    9.50%
From 04-03-89  0.0%     2043.24    9.66%    9.66%

                             Accumulation Unit Values
            ------------------------------------------------------------
                  AIFACE-2
                 AIFACE-2.UV
04-03-89           9.818684 i
12-99-91          12.742197
12-99-93          14.534905
12-99-95          17.953801
12-99-96          20.419229 i

(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

Twentieth Century (75974HR: ACES)                                  75974HR.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:       982.50
                                                        Redeemable Value
                      --------------------------------------------------------
                                TCIACE-2
                        Nom.  0.00 M.F. (0.000%)
 # of Years           ---------------------------
Ending 12-96    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        0.0%      928.29   -7.17%   -7.17%
      3        0.0%     1173.19    5.47%    5.47%
      5        0.0%     1245.34    4.49%    4.49%
From 11-20-87  0.0%     2236.01    9.23%    9.23%

                             Accumulation Unit Values
            ------------------------------------------------------------
                  TCIACE-2
                 TCIACE-2.UV
11-20-87           5.483556 i
12-99-91           9.845769
12-99-93          10.451275
12-99-95          13.208495
12-99-96          12.479677 i

(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

Aetna Variable Fund (75974HR)                                      75974HR.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:       982.50
                                                        Redeemable Value
                      --------------------------------------------------------
                                VARACE-2
                        Nom.  0.00 M.F. (0.000%)
 # of Years           ---------------------------
Ending 12-96    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        2.0%     1183.40   18.33%   18.33%
      3        2.0%     1511.47   14.76%   14.76%
      5        0.0%     1713.34   11.37%   11.37%
     10        0.0%     3279.31   12.61%   12.61%

                             Accumulation Unit Values
            ------------------------------------------------------------
                  VARACE-2
                 VARACE-2.UV
12-99-86          50.767505
12-99-91          97.168391
12-99-93         107.943061
12-99-95         137.867594
12-99-96         169.447517

(Day = 99 means end-of-month.)

Aetna Income Shares (75974HR: ACES)                                75974HR.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:       982.50
                                                        Redeemable Value
                      --------------------------------------------------------
                                AISACE-2
                        Nom.  0.00 M.F. (0.000%)
 # of Years           ---------------------------
Ending 12-96    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        2.0%      984.97   -1.51%   -1.51%
      3        2.0%     1091.82    2.97%    2.97%
      5        0.0%     1280.68    5.07%    5.07%
     10        0.0%     2021.75    7.29%    7.29%

                             Accumulation Unit Values
            ------------------------------------------------------------
                  AISACE-2
                 AISACE-2.UV
12-99-86          23.322246
12-99-91          36.817918
12-99-93          42.322560
12-99-95          46.913791
12-99-96          47.991699

(Day = 99 means end-of-month.)

Aetna Encore Fund (75974HR: ACES)                                  75974HR.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:       982.50
                                                        Redeemable Value
                      --------------------------------------------------------
                                ENCACE-2
                        Nom.  0.00 M.F. (0.000%)
 # of Years           ---------------------------
Ending 12-96    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        2.0%     1001.87    0.18%    0.18%
      3        2.0%     1078.05    2.54%    2.54%
      5        0.0%     1148.11    2.80%    2.80%
     10        0.0%     1565.28    4.58%    4.58%

                             Accumulation Unit Values
            ------------------------------------------------------------
                  ENCACE-2
                 ENCACE-2.UV
12-99-86          24.811045
12-99-91          33.826086
12-99-93          35.303868
12-99-95          37.988302
12-99-96          39.527962

(Day = 99 means end-of-month.)

AIAF (75974HR: ACES)                                               75974HR.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:       982.50
                                                        Redeemable Value
                      --------------------------------------------------------
                                AIFACE-2
                        Nom.  0.00 M.F. (0.000%)
 # of Years           ---------------------------
Ending 12-96    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        2.0%     1095.07    9.50%    9.50%
      3        2.0%     1352.65   10.59%   10.59%
      5        0.0%     1574.45    9.50%    9.50%
From 04-03-89  0.0%     2043.24    9.66%    9.66%

                             Accumulation Unit Values
            ------------------------------------------------------------
                  AIFACE-2
                 AIFACE-2.UV
04-03-89           9.818684 i
12-99-91          12.742197
12-99-93          14.534905
12-99-95          17.953801
12-99-96          20.419229 i

(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

Twentieth Century (75974HR: ACES)                                  75974HR.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:       982.50
                                                        Redeemable Value
                      --------------------------------------------------------
                                TCIACE-2
                        Nom.  0.00 M.F. (0.000%)
 # of Years           ---------------------------
Ending 12-96    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        2.0%      909.72   -9.03%   -9.03%
      3        2.0%     1149.72    4.76%    4.76%
      5        0.0%     1245.34    4.49%    4.49%
From 11-20-87  0.0%     2236.01    9.23%    9.23%

                             Accumulation Unit Values
            ------------------------------------------------------------
                  TCIACE-2
                 TCIACE-2.UV
11-20-87           5.483556 i
12-99-91           9.845769
12-99-93          10.451275
12-99-95          13.208495
12-99-96          12.479677 i

(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)